EXHIBIT 99.1
Jefferies 2012 Global Healthcare Conference
June 6, 2012

Statements made in this presentation that are not historical facts are "forward-looking" statements that involve risks and uncertainties and are subject to change at any time. These forward-looking statements may include, but are not limited to, statements containing words such as "anticipate," "believe," "plan," "estimate,” "expect,” "hope,” "intend,” "may” and similar expressions. Forward-looking statements in this presentation also include all statements regarding or affecting Sun’s expected future financial position, results of operations, cash flows, liquidity, capital expenditures, business strategy and changes in government reimbursement programs.  Factors that could cause actual results to differ are identified in the public filings made by Sun with the Securities and Exchange Commission and include changes in Medicare and Medicaid reimbursements and Sun’s ability to mitigate such changes; Sun’s ability to maintain the occupancy rates and payor mix at
Sun’s healthcare centers; potential liability for losses not covered by, or in excess of, Sun’s insurance; the effects of government regulations and investigations; covenants in Sun’s debt agreements; the impact of the current economic downturn on Sun’s business; the ability of Sun to collect its accounts receivable on a timely basis; and increasing labor costs and the shortage of qualified healthcare personnel. More information on factors that could affect Sun’s business and financial results are included in Sun’s public filings made with the Securities and Exchange Commission, including Sun’s
Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, copies of which are available on Sun’s web site,
www.sunh.com. There may be additional risks of which Sun is presently unaware or that Sun currently deems immaterial.

The forward-looking statements involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond Sun’s control. Sun cautions that any forward-looking statements made by Sun are not guarantees of future performance. Sun disclaims any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments.

 References to “Sun” refer to Sun Healthcare Group, Inc. and its subsidiaries

Forward-Looking Statements

 References are made in this presentation to EBITDA, EBITDA margin, EBITDAR and EBITDAR margin, which are non-
 GAAP financial measures.
 EBITDA is defined as net income before loss (gain) on discontinued operations, interest expense (net of interest income), income tax expense (benefit) and depreciation and amortization. EBITDA margin is EBITDA as a percentage of revenue.
 EBITDAR is EBITDA before rent expense and EBITDAR margin is EBITDAR as a percentage of revenue. Sun believes that EBITDA, EBITDA margin, EBITDAR and EBITDAR margin provide useful information regarding Sun’s operational performance because these financial measures enhance the overall understanding of the financial performance and prospects for the future of Sun’s core business activities, provide consistency in Sun’s financial reporting and provide a basis for the comparison of results of core business operations between current, past and future periods. These measures are also some of the primary indicators Sun uses for planning and forecasting in future periods, including trending and analyzing the core operating performance of its business from period to period without the effect of GAAP expenses, revenues and gains that are unrelated to day-to-day performance.
 As the items excluded from EBITDA, EBITDA margin, EBITDAR and EBITDAR margin are significant components in understanding and assessing our financial performance, EBITDA, EBITDA margin, EBITDAR and EBITDAR should not be considered in isolation or as alternatives to net income, cash flows generated by or used in operating, investing or financing activities or other financial statement data presented by Sun as indicators of financial performance or liquidity.

Non-GAAP Financial Measures

- National Platform with Four Complementary Business Lines
- Focus on High-Acuity, Clinically Complex Patients
- Lowest-Cost Setting for Post Acute-Patients
- Experienced Management Team with Proven Track Record

Manage Through Reimbursement and Economic Cycles → Take Advantage of Strategic Opportunities → Generate Consistent Organic Growth

SUNHEALTHCARE
Caring is the Key in Life

Investment Considerations

Skilled Nursing Services (SunBridge)

- 190 centers
- 20,779 available beds
  - 90% Skilled
  - 6% ALF / ILF
  - 4% Mental Health

Hospice Services (SolAmor)

- Growing business operating in 11 states with 24 locations
- Q1 '12 revenue mix:
  - 36% non-affiliated SNF/ALF
  - 30% Sun centers
  - 34% home-based

Rehabilitation Therapy Services (SunDance)

- Contract, rehab agency, and management services
- 338 contracts with non-affiliated entities
- Provides services to substantially all SunBridge skilled nursing centers

Medical Staffing Services (CareerStaff)

- Serving primarily hospitals, schools, SNFs and prisons
- 60%+ of billings are for therapists (also provide nursing and pharmacy services)

Non-affiliated Rehab Therapy 7%
Hospice 3%
Medical Staffing 5%
Skilled Nursing 85%

Net Revenue by Source

Managed Care & Commercial 5%
Medicaid 41%
Private Pay & Other 24%
Medicare 30%

Q1 '12 Net Revenue = $458.5 million

SUNHEALTHCARE
Caring is the Key in Life

4

Net Revenue by Line of Business
Sun Healthcare Today

SUNBRIDGE HEALTHCARE
Caring is the Key in Life
CareerStaff Unlimited
Medical Staffing Services
SUNDANCE
REHABILITATION
SolAmor
HOSPICE
Hospice Services
SUNHEALTHCARE
Caring is the Key in Life

Complementary Lines of Business
Skilled Nursing Services
Rehabilitation Therapy Services

Services
People
Processes
Systems

SUNHEALTHCARE
Caring is the Key in Life

Key Strategic Initiatives
 Focus on delivering quality care services to medically-complex, high-acuity patients.
 Specialize and differentiate our clinical product on a
 market-by-market basis to gain market share.
 Seek partnerships, not just relationships (hospitals,
 physicians, managed care providers, etc.).
 Continue modernizing the portfolio to include
 discrete environments for both long-term and short stay
 patients.
 Continue upgrading our technology systems.

 Continue hospice and SNF growth that
 strengthens or creates market density in priority
 markets.

90.0%
85.0%
80.0%
87.1%
87.2%
Q4'11
Q1 '12

20.0%
18.0%
16.0%
17.8%
18.4%
19.9%
19.3%
Q4
Q1
2010
2011
2012

25.0%
20.0%
15.0%
10.0%
5.0%
+760 bps
15.7%
23.3%
Non-RRS Centers
RRS Centers

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Caring is the Key in Life

Focus on High-Acuity, Short Stay Patients

❑ Stabilizing Overall Occupancy
❑ Medicare/ Managed Care Profile
❑ Expansion of RRS Product
RRS	Q1’11	Q1’12	Growth
Beds	1,790	2,117	+18%
Units	61	69	+13%
▪ Over 47,000 patients admitted annually
▪ 94% of SNF patients admitted from hospital
▪27 day average length of stay
▪68% discharged to home or lower level of care
Occupancy by Quarter
Year Over Year Skilled Mix %s
Skilled Mix for Centers w/ and w/o RRS Units
Q1’12

+190 bps
+250 bps
Occupancy
Skilled Mix

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Caring is the Key in Life

Investment Activity Driving Results

We have completed modernization and RRS
investments in 13 centers using REIT
financing which have demonstrated “best in
class” operating growth metrics in both
occupancy and skilled mix:
NEW DEVELOPMENT
120 bed skilled nursing center in Danvers, MA
Expected to open late 2012
Sun Strategic Spend in 2012			$12.7
REIT-Financed in 2012/2013			30.4
New Development (developer/landlord)			19.5
	Total		$62.6
RRS Beds	at 3/31/12		2117
RRS Beds Under Construction in 2012			76
Planned RRS Beds in 2012/2013			242
	Projected	Total	2435
REIT-Financed Modernization

Ancillary Businesses Contributing to Growth

SolAmor:
Hospice growth to
supplement SNF footprint
• Revenue up 7.6% and
 EBITDAR up 4.7% first
 quarter year over year
SunDance:
Rehabilitation company
navigating through
reimbursement changes
• Revenue up 2.1% and
 revenue per contract up
 3.3%
CareerStaff :
Staffing business
demonstrating stabilized
demand
• Revenue and contribution
 stable; billable hours up
 5.8% in Q1’12 versus
 Q1’11
SolAmor:	Q1 ’11	Q1’ 12
Average Daily Census	1,018	1,071
Revenue	$13.8	$14.9
Adjusted EBITDAR	$3.2	$3.3
Adjusted EBITDAR Margin	23.1%	22.5%
SunDance:	Q1 ‘11	Q1’ 12
Revenue	$62.8	$64.1
Adjusted EBITDAR	$3.1	$4.1
Adjusted EBITDAR Margin	5.0%	6.5%
($’s in millions)
CareerStaff:	Q1 ‘11	Q1’ 12
Revenue	$22.9	$22.9
Adjusted EBITDAR	$1.8	$1.8
Adjusted EBITDAR Margin	7.7%	7.8%

Near-Term Reimbursement Update
Mitigation of CMS Medicare Reimbursement Changes are on Target
 ▪ Infrastructure initiatives included reductions in overhead positions, other labor related costs, vendor costs, discretionary spend and broad-based process improvements
 ▪ Therapy initiatives related to processes and practices
 ▪ Requires a three-quarter implementation ramp up
 ▪ Reduced discretionary capital expenditures
2012/2013 Medicare Rate Update
 ▪ CMS will not issue a Proposed Rule for SNF PPS for FY 2013
 ▪ Expect market basket in range of 1.8% to 2.2%, net of productivity adjustment
 Medicaid Rate Activity
 ▪ State activity to date is consistent with expectations

($ in millions, except EPS)	2012 Full-Year Guidance			
	Low		High	
Revenue	**$**	**1,902.0**	**$**	**1,922.0**
EBITDAR	**$**	**222.0**	**$**	**228.0**
Margin		*11.7%*		*11.9%*
Center rent expense		148.0		148.0
EBITDA	**$**	**74.0**	**$**	**80.0**
Margin		*3.9%*		*4.2%*
Depreciation & amortization		36.7		36.3
Interest, net		17.5		17.5
Pre-tax earnings	$	19.8	$	26.2
Income tax expense		7.7		10.2
Income from continuing operations	$	12.1	$	16.0
Diluted earnings per share	**$**	**0.45**	**$**	**0.60**
Diluted weighted average shares		*26.7*		*26.7*
Free Cash Flow	$	5.0	$	10.0

SUNHEALTHCARE
Caring is the Key in Life

2012 Guidance

Sun 1st Quarter Results
Actual Results
(in thousands, except per share data)
Q1-2012
Q1-2011
Revenue
458,493
$

466,307
$

Adjusted EBITDAR
52,265
$

64,513
$

Margin - Adjusted EBITDAR
11.4%
13.8%
Center rent expense
36,377

35,692

Adjusted EBITDA
15,888
$

28,821
$

Margin - Adjusted EBITDA
3.5%
6.2%
Interest expense, net
4,411

4,999

Depreciation and amortization
8,430

7,449

Pre-tax income continuing operations
3,047

16,237

Income tax expense (benefit)
1,188

6,619

Income from continuing operations
$ 1,859
9,618
$

Diluted earnings per share from cont ops

0.37
$

 Weighted average diluted shares outstanding
26,207

25,838

(1)
Unaudited
Restated to reflect operations discontinued in Q1 2012
(1)

($ in millions)	As of 3/31/2012	Implied 12/31/12 [2]	Nominal Interest Rate
Cash	$ 44.7	$ 59.6	
Revolving Credit Facility [3]	$ -	$ -	0.50%
Funded Deposit L/C	75.0	75.0	8.75%
Offset by Restricted Cash	(75.0)	(75.0)	
	0.0	0.0	
Senior Secured Term Loan	87.4	82.4	8.75%
Mortgage	1.9	1.4	8.50%
Capital Leases	0.2	0.2	10.00%
Total Debt	$ 89.5	$ 84.0	9.00% [5]
Net Debt	$ 44.8	$ 24.4	
Credit Statistics: [4]			2012 Required:
Leverage	0.98x	1.01x	< 1.15x
Coverage	5.69x	5.68x	> 4.90x

SUNHEALTHCARE
Caring is the Key in Life

Capital Structure & Bank Covenants (1)
(1) In December 2011, Sun amended its Credit Facility and made a voluntary debt pay-down of $50 million and increased its interest rate by 1.25% in return for greater flexibility to financial covenants
(2) Based upon 2012 guidance
(3) $60 million of capacity
(4) Assumes add-back to EBITDA for non-cash stock compensation in 2012 of approximately $6 million
(5) Excludes non-cash interest expense of $2.9 million in 2012 related to amortization of financing costs incurred in connection with our Credit Facility

($ in millions)	Low	High
EBITDA	$74.0	$80.0
Non-Cash Stock Compensation	6.0	6.0
Cash Taxes	(5.0)	(5.0)
Cash Interest	(14.6)	(14.6)
Change in Working Capital	(17.9)	(18.9)
Cash from Operations	$42.5	$47.5
Capital Expenditures	(37.5)	(37.5)
Free Cash Flow	$5.0	$10.0

SUNHEALTHCARE
Caring is the Key in Life

2012 Projected Cash Flows

Based upon 2012 Guidance

Attractive industry fundamentals

- Favorable demographics – increasing senior population
- Improving supply / demand dynamics – number of SNF beds has steadily declined
- Core skilled nursing business provides value – effective clinical outcomes at lower costs

Diversified, growing platform

- National platform with four business lines
- Consistent organic growth

Focus on high acuity and clinically complex patients

Available liquidity

Tested, proven and experienced management team

SUNHEALTHCARE
Caring is the Key in Life

Investment Highlights

SUNHEALTHCARE

Caring is the Key in Life

SUNHEALTHCARE

Caring is the Key in Life